Exhibit 10.58.2

First Amendment to the
Employment Agreement for David R. Carlucci
As Amended and Restated at February 16, 2006

THIS FIRST AMENDMENT to the Employment Agreement by and between IMS Health Incorporated (the “Company”) and David R. Carlucci (“Executive”) as amended and restated at February 16, 2006 (the “Agreement”) shall become effective as of January 1, 2005.

WHEREAS,  the Company and Executive entered into the Agreement effective as of October 7, 2002 and amended and restated the Agreement as of December 3, 2002, January 1, 2005 and February 16, 2006; and

WHEREAS, the Company and Executive desire to amend the Agreement to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, effective January 1, 2005 and in certain other respects.

NOW, THEREFORE, in consideration of the foregoing, the Company and Executive hereby agree as follows:

1.                                       Section 3(b) of the Agreement is amended by inserting the word “County” after the word “Fairfield”.

2.                                       Section 4(b) of the Agreement is amended to read in its entirety as follows:

“(b)  Annual Incentive Compensation.    The Company will pay to Executive during the Term annual incentive compensation which shall offer to Executive an opportunity to earn additional compensation based upon performance in amounts determined by the Committee in accordance with the applicable plan and consistent with past practices of the Company; provided, however, that the annual target incentive opportunity shall be not less than the greater of 100% of Base Salary or the annual target incentive opportunity for the prior year for achievement of target level performance, with the nature of the performance and the levels of performance triggering payments of such annual target incentive compensation for each year to be established after consultation with Executive and communicated to Executive during the first quarter of such year by the Committee. In addition, the Committee (or the Board) may determine, in its discretion, to increase Executive’s annual target incentive opportunity or provide an additional annual incentive opportunity, in excess of the annual target incentive opportunity, payable for performance in excess of or in addition to the performance required for payment of the annual target incentive amount. Any annual incentive compensation payable to Executive shall be paid in accordance with the applicable plan (except to the extent deferred under Section 5(d)).”

3.                                       The last two sentences of Section 5(b) are amended to read as follows:

“Any provision to the contrary contained in this Agreement notwithstanding, unless Executive is terminated by the Company for “Cause” (as defined in Section 8(a)) or Executive terminates voluntarily and not for “Good Reason” (as defined in Section 8(e)), Executive may elect continued participation after termination of employment in the Company’s health and medical coverage for himself and his spouse and dependent children after such coverage would otherwise end for his lifetime; provided, however, that in the event of such election, Executive shall pay the Company each year an amount equal to (i), during the first 18 months after termination (or other applicable period under COBRA), the then-current annual COBRA premium being paid (or payable) by any other former employee of the Company, and (ii), thereafter, the annual amount payable in accordance with standard payment rates applicable to retirees as of the Effective Date of this Agreement except in each case as may be otherwise provided under Section 6 or 7. If Executive’s age and years of service do not qualify him for full benefits under the Company’s retiree health benefits plan, Executive shall instead be paid cash payments equivalent on an after-tax basis to the value of the retiree health benefits that Executive would have received under the Company’s retiree health benefits plan had Executive qualified for full benefits under the Company’s retiree health benefits plan, with such payments to be made by the Company to Executive on a monthly basis (it being understood that the Company payments to Executive attributable to these retiree health benefits will be equal on an after-tax basis to the monthly premium cost to Executive to purchase such benefits separately, which shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating).”

4.                                       Section 5(e) of the Agreement is amended to read in its entirety as follows:

“(e)  Reimbursement of Expenses.  The Company will reimburse Executive for all reasonable business expenses and disbursements incurred by Executive in the performance of Executive’s duties during the Term in accordance with the Company’s reimbursement policies as in effect from time to time, any such reimbursement to be made in a lump sum in the year in which Executive submits to the Company a receipt for any such expense or disbursement.”

5.                                       The following new subsection (g) is added to the end of Section 5 of the Agreement:

“(g)  Limitations Under Code Section 409A.  Anything in this Section 5 to the contrary notwithstanding, with respect to any payment otherwise required hereunder, in the event of any delay in the payment date as a result of Section 7(g) of this Agreement (relating to the six-month delay in payment of certain benefits to Specified Employees as required by Section 409A of the Code), the Company will adjust the payment to reflect the deferred payment date by multiplying the payment by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which such payment would have been made but for the delay multiplied by a fraction, the numerator of which is the number of days by which such payment was delayed and the denominator of which is 365. The Company will pay the adjusted payment at the beginning of the seventh month following Executive’s termination of employment.  Notwithstanding the foregoing, if calculation of the amounts payable by such payment date is not administratively practicable due to events beyond the control of Executive (or Executive’s beneficiary or estate) and for reasons that are commercially reasonable, payment will be made as soon as administratively practicable in compliance with Section 409A of the Code and the proposed and final Treasury Regulations thereunder, as the same may be amended from time to time (the “Regulations”). In the event of Executive’s death during such six-month period, payment will be made in the payroll period next following the payroll period in which Executive’s death occurs.”

6.                                       The second sentence of Section 6(a) of the Agreement before the colon is amended to read as follows:

“At the time Executive’s employment terminates due to Retirement, the Term will terminate, all obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease except for obligations which expressly continue after termination of employment due to Retirement, and the Company will pay Executive at the time specified in Section 6(d), and Executive will be entitled to receive, the following:”

7.                                       Section 6(a)(ii) of the Agreement is amended to read in its entirety as follows:

“(ii) In lieu of any annual incentive compensation under Section 4(b) for the year in which Executive’s employment terminated, a lump sum amount equal to the portion of annual incentive compensation that would have become payable in cash to Executive (i.e., excluding the portion payable in PERS or in other non-cash awards) for that year if his employment had not terminated, based on performance actually achieved in that year (determined by the Committee following completion of the performance year and paid at the time specified in the applicable plan), multiplied by a fraction the numerator of which is the number of days Executive was employed in the year of termination and the denominator of which is the total number of days in the year of termination;”

8.                                       The first sentence of Section 6(b) of the Agreement before the colon is amended to read as follows:

“In the event of Executive’s death which results in the termination of Executive’s employment, the Term will terminate, all obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease except for obligations which expressly continue after death, and the Company will pay Executive’s beneficiary or estate at the time specified in Section 6(d), and Executive’s beneficiary or estate will be entitled to receive, the following:”

9.                                       Section 6(b)(ii) of the Agreement is amended to read in its entirety as follows:

“(ii)  In lieu of any annual incentive compensation under Section 4(b) for the year in which Executive’s death occurred, a lump sum amount equal to the portion of annual incentive compensation that would have become payable in cash to Executive (i.e., excluding the portion payable in PERS or in other non-cash awards) for that year if his employment had not terminated, based on performance actually achieved in that year (determined by the Committee following completion of the performance year and paid at the time specified in the applicable plan), multiplied by a fraction the numerator of which is the number of days Executive was employed in the year of his death and the denominator of which is the total number of days in the year of death;”

10.                                 The second sentence of Section 6(c) of the Agreement is amended to read as follows:

“Such employment shall terminate at the expiration of the 30-day period referred to in the definition of Disability set forth in Section 8(d), unless Executive has returned to service.”

11.                                 The third sentence of Section 6(c) of the Agreement before the colon is amended to read as follows:

“Upon termination of employment, the Term will terminate, all obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease except for obligations which expressly continue after termination of employment due to Disability, and the Company will pay Executive at the time specified in Section 6(d), and Executive will be entitled to receive, the following:”

12.                                 Section 6(c)(ii) of the Agreement is amended to read in its entirety as follows:

“(ii)  In lieu of any annual incentive compensation under Section 4(b) for the year in which Executive’s employment terminated, a lump sum amount equal to the portion of annual incentive compensation that would have become payable in cash to Executive (i.e., excluding the portion payable in PERS or in other non-cash awards) for that year if his employment had not terminated, based on performance actually achieved in that year (determined by the Committee following completion of the performance year and paid at the time specified in the applicable plan), multiplied by a fraction the numerator of which is the number of days Executive was employed in the year of termination and the denominator of which is the total number of days in the year of termination;”

13.                                 Section 6(c)(v) of the Agreement is amended to read in its entirety as follows:

“(v)  Disability benefits shall be payable in accordance with the Company’s plans, programs and policies (including the SERP) as modified by this Agreement, and all deferral arrangements under Section 5(d) will be settled in accordance with the plans and programs governing the deferral, provided that, if the Company’s payment obligation (determined on a monthly basis) pursuant to Section 7(c)(ii) hereof (the “Section 7(c)(ii) Payments,” determined as though Executive’s termination of employment had been treated as a termination by the Company without Cause) would have been greater than the monthly payments of Disability benefits due Executive pursuant to this Section 6(c)(v), Executive shall be entitled to an additional monthly payment for the first 24 months following Executive’s termination due to Disability equal to the difference between the Section 7(c)(ii) Payments and the monthly payments due Executive pursuant to this Section 6(c)(v), to the extent of such excess; and”

14.                                 Section 6(c)(vi) of the Agreement is amended to read in its entirety as follows:

“(vi) For the period extending from the date of termination due to Disability until the date Executive reaches age 65 (or the date Medicare coverage becomes available to Executive, if later), Executive shall continue to participate in those employee and executive benefit plans and programs under Section 5(b) to the extent such plans and programs provide medical, disability and life insurance benefits (but not other benefits, such as pension and retirement benefits, provided under Section 5(b)) in which Executive was participating immediately prior to termination, the terms of which allow Executive’s continued participation, as if Executive had continued in employment with the Company during such period or, if the terms of such plans or programs do not allow Executive’s continued participation, Executive shall instead be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 6(c)(vi) Executive would have received under such plans or programs had Executive continued to be employed during such period following Executive’s termination until age 65 (or the date Medicare coverage becomes available, if later), with such payments to be made by the Company to Executive on a monthly basis (it being understood that the Company payments to Executive attributable to these benefits will be equal on an after-tax basis to the monthly premium cost to Executive to purchase such benefits separately, which shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating); provided, however, that Executive must continue to satisfy the conditions set forth in Section 10 in order to continue receiving the benefits provided under this Section 6(c)(vi).”

15.                                 Section 6(d) of the Agreement is amended to read in its entirety as follows:

“(d)   Other Terms of Payment Following Retirement, Death, or Disability.  Nothing in this Section 6 shall limit the benefits payable or provided in the event Executive’s employment terminates due to Retirement, death, or Disability under the terms of plans or programs of the Company more favorable to the Executive (or his beneficiaries) than the benefits payable or provided under this Section 6 (except in the case of annual incentives in lieu of which amounts are paid hereunder), including plans and programs adopted after the date of this Agreement.  Amounts payable under this Section 6 following Executive’s termination of employment, other than those expressly payable following determination of performance for the year of termination for purposes of annual incentive compensation or otherwise expressly payable on a deferred basis, will be paid in the payroll period next following the payroll period in which termination of employment occurs; subject, however, to the provisions of Section 7(g) of this Agreement relating to the six-month delay in payment of certain benefits to Specified Employees as required by Section 409A of the Code. Any payment due within such six-month period shall be delayed to the end of such six-month period as required by Section 7(g). The Company will adjust the payment to reflect the deferred payment date by multiplying the payment by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which such payment would have been made but for the delay multiplied by a fraction, the numerator of which is the number of days by which such payment was delayed and the denominator of which is 365. The Company will pay the adjusted payment at the beginning of the seventh month following Executive’s termination of employment.  Notwithstanding the foregoing, if calculation of the amounts payable by such payment date is not administratively practicable due to events beyond the control of Executive (or Executive’s beneficiary or estate) and for reasons that are commercially reasonable, payment will be made as soon as administratively practicable in compliance with Section 409A of the Code and the Regulations. In the event of Executive’s death during such six-month period, payment will be made in the payroll period next following the payroll period in which Executive’s death occurs.”

16.                                 The second sentence of Section 7(a) of the Agreement before the colon is amended to read as follows:

“At the time Executive’s employment is terminated for Cause, the Term will terminate, all obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease except for obligations which expressly continue after termination of employment by the Company for Cause, and the Company will pay Executive at the time specified in Section 7(g), and Executive will be entitled to receive, the following:”

17.                                 The third sentence of Section 7(b) of the Agreement before the colon is amended to read as follows:

“At the time Executive’s employment is terminated by Executive other than for Good Reason the Term will terminate, all obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease, and the Company will pay Executive at the time specified in Section 7(g), and Executive will be entitled to receive, the following:”

18.                                 The fourth sentence of Section 7(c) of the Agreement before the colon is amended to read as follows:

“At the time Executive’s employment is terminated by the Company (i.e., at the expiration of such notice period), the Term will terminate, all remaining obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease (except for obligations which continue after termination of employment as expressly provided herein), and the Company will pay Executive at the time specified in Section 7(g), and Executive will be entitled to receive, the following:”

19.                                 The last sentence of Section 7(c)(ii) of the Agreement is amended to read as follows:

“The amount determined to be payable under this Section 7(c)(ii) shall be paid in a lump sum;”

20.                                 Section 7(c)(iii) of the Agreement is amended to read in its entirety as follows:

“(iii)  In lieu of any annual incentive compensation under Section 4(b) for the year in which Executive’s employment terminated, a lump sum amount equal to the portion of Executive’s annual target incentive compensation potentially payable in cash to Executive (i.e., excluding the portion payable in PERS or in other non-cash awards) for the year of termination, multiplied by a fraction the numerator of which is the number of days Executive was employed in the year of termination and the denominator of which is the total number of days in the year of termination;”

21.                                 Section 7(c)(vii) of the Agreement is amended to read in its entirety as follows:

“(vii) For a period of two years after such termination (but not after Executive attains age 65 or the date Medicare coverage becomes available to Executive, if later), Executive shall continue to participate in those employee and executive benefit plans and programs under Section 5(b) to the extent such plans and programs provide medical, disability and life insurance benefits (but not other benefits, such as pension and retirement benefits, provided under Section 5(b)) in which Executive was participating immediately prior to termination, the terms of which allow Executive’s continued participation, as if Executive had continued in employment with the Company during such period; provided, however, that such participation shall terminate, or the benefits under such plans and programs shall be reduced, if and to the extent Executive becomes covered (or is eligible to become covered) by plans of a subsequent employer or other entity to which Executive provides services during such period providing comparable benefits. If the terms of the Company plans and programs referred to in this Section 7(c)(vii) do not allow Executive’s continued participation, Executive shall instead be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 7(c)(vii) Executive would have received under such plans or programs had Executive continued to be employed during such period, with such payments to be made by the Company to Executive on a monthly basis (it being understood that the Company payments to Executive attributable to these benefits will be equal on an after-tax basis to the monthly premium cost to Executive to purchase such benefits separately, which shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating); provided, however, that Executive must continue to satisfy the conditions set forth in Section 10 in order to continue receiving the benefits provided under this Section 7(c)(vii).  Executive agrees to promptly notify the Company of any employment or other arrangement by which Executive provides services during the benefits-continuation period and of the nature and extent of benefits for which Executive becomes eligible during such period which would reduce or terminate benefits under this Section 7(c)(vii); and the Company shall be entitled to recover from Executive any payments and the fair market value of benefits previously made or provided to Executive hereunder which would not have been paid under this Section 7(c)(vii) if the Company had received adequate prior notice as required by this sentence.”

22.                                 The second sentence of Section 7(d) of the Agreement before the colon is amended to read as follows:

“At the time Executive’s employment is terminated by Executive for Good Reason (i.e., at the expiration of such notice period), the Term will terminate, all obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease (except for obligations which continue after termination of employment as expressly provided herein), and the Company will pay Executive at the time specified in Section 7(g), and Executive will be entitled to receive, the following:”

23.                                 The last sentence of Section 7(d)(ii) of the Agreement is amended to read as follows:

“The amount determined to be payable under this Section 7(d)(ii) shall be paid in a lump sum;”

24.                                 Section 7(d)(iii) of the Agreement is amended to read in its entirety as follows:

“(iii) In lieu of any annual incentive compensation under Section 4(b) for the year in which Executive’s employment terminated, a lump sum amount equal to the portion of Executive’s annual target incentive compensation potentially payable in cash to Executive (i.e., excluding the portion payable in PERS or in other non-cash awards) for the year of termination, multiplied by a fraction the numerator of which is the number of days Executive was employed in the year of termination and the denominator of which is the total number of days in the year of termination;”

25.                                 Section 7(d)(vii) of the Agreement is amended to read in its entirety as follows:

“(vii)   For a period of two years after such termination (but not after Executive attains age 65 or the date Medicare coverage becomes available to Executive, if later), Executive shall continue to participate in those employee and executive benefit plans and programs under Section 5(b) to the extent such plans and programs provide medical, disability and life insurance benefits (but not other benefits, such as pension and retirement benefits, provided under Section 5(b)) in which Executive was participating immediately prior to termination, the terms of which allow Executive’s continued participation, as if Executive had continued in employment with the Company during such period; provided, however, that such participation shall terminate, or the benefits under such plans and programs shall be reduced, if and to the extent Executive becomes covered (or is eligible to become covered) by plans of a subsequent employer or other entity to which Executive provides services during such period providing comparable benefits. If the terms of the Company plans and programs referred to in this Section 7(d)(vii) do not allow Executive’s continued participation, Executive shall be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 7(d)(vii) Executive would have received under such plans or programs had Executive continued to be employed during such period, with such payments to be made by the Company to Executive on a monthly basis (it being understood that the Company payments to Executive attributable to these benefits will be equal on an after-tax basis to the monthly premium cost to Executive to purchase such benefits separately, which shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating); provided, however, that Executive must continue to satisfy the conditions set forth in Section 10 in order to continue receiving the benefits provided under this Section 7(d)(vii).  Executive agrees to promptly notify the Company of any employment or other arrangement by which Executive provides services during the benefits-continuation period and of the nature and extent of benefits for which Executive becomes eligible during such period which would reduce or terminate benefits under this Section 7(d)(vii); and the Company shall be entitled to recover from Executive any payments and the fair market value of benefits previously made or provided to Executive hereunder which would not have been paid under this Section 7(d)(vii) if the Company had received adequate prior notice as required by this sentence.”

26.                                 The fourth sentence of Section 7(e) of the Agreement before the colon is amended to read as follows:

“At the time Executive’s employment is terminated by the Company (i.e., at the expiration of such notice period), the Term will terminate, all remaining obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease (except for obligations which continue after termination of employment as expressly provided herein), and the Company will pay Executive at the time specified in Section 7(g), and Executive will be entitled to receive, the following:”

27.                                 The last sentence of Section 7(e)(ii) is amended to read as follows:

“The amount determined to be payable under this Section 7(e)(ii) shall be paid by the Company in a lump sum;”

28.                                 Section 7(e)(iii) of the Agreement is amended to read in its entirety as follows:

“(iii) In lieu of any annual incentive compensation under Section 4(b) for the year in which Executive’s employment terminated, a lump sum amount equal to the portion of Executive’s annual target incentive compensation potentially payable in cash to Executive (i.e., excluding the portion payable in PERS or in other non-cash awards) for the year of termination, multiplied by a fraction the numerator of which is the number of days Executive was employed in the year of termination and the denominator of which is the total number of days in the year of termination;”

29.                                 Section 7(e)(viii) of the Agreement is amended to read in its entirety as follows:

“(viii) For a period of three years after such termination (but not after Executive attains age 65 or the date Medicare coverage becomes available to Executive, if later), Executive shall continue to participate in those employee and executive benefit plans and programs under Section 5(b) to the extent such plans and programs provide medical, disability and life insurance benefits (but not other benefits, such as pension and retirement benefits, provided under Section 5(b)) in which Executive was participating immediately prior to termination, the terms of which allow Executive’s continued participation, as if Executive had continued in employment with the Company during such period, and on terms no less favorable than the terms applicable to Executive before the Change in Control; provided, however, that such participation shall terminate, or the benefits under such plans and programs shall be reduced, if and to the extent Executive becomes covered (or is eligible to become covered) by plans of a subsequent employer or other entity to which Executive provides services during such period providing comparable benefits. If the terms of the Company plans and programs referred to in this Section 7(e)(viii) do not allow Executive’s continued participation, Executive shall instead be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 7(e)(viii) Executive would have received under such plans or programs had Executive continued to be employed during such period, with such payments to be made by the Company to Executive on a monthly basis (it being understood that the Company payments to Executive attributable to these benefits will be equal on an after-tax basis to the monthly premium cost to Executive to purchase such benefits separately, which shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating); provided, however, that Executive must continue to satisfy the conditions set forth in Section 10 in order to continue receiving the benefits provided under this Section 7(e)(viii).  Executive agrees to promptly notify the Company of any employment or other arrangement by which Executive provides services during the benefits-continuation period and of the nature and extent of benefits for which Executive becomes eligible during such period which would reduce or terminate benefits under this Section 7(e)(viii); and the Company shall be entitled to recover from Executive any payments and the fair market value of benefits previously made or provided to Executive hereunder which would not have been paid under this Section 7(e)(viii) if the Company had received adequate prior notice as required by this sentence.”

30.                                 The second sentence of Section 7(f) of the Agreement before the colon is amended to read as follows:

“At the time Executive’s employment is terminated by Executive for Good Reason (i.e., at the expiration of such notice period), the Term will terminate, all obligations of the Company and Executive under Sections 1 through 5 of this Agreement will immediately cease (except for obligations which continue after termination of employment as expressly provided herein), and the Company will pay Executive at the time specified in Section 7(g), and Executive will be entitled to receive, the following:”

31.                                 The last sentence of Section 7(f)(ii) of the Agreement is amended to read as follows:

“The amount determined to be payable under this Section 7(f)(ii) shall be paid in a lump sum;”

32.                                 Section 7(f)(iii) of the Agreement is amended to read in its entirety as follows:

“(iii)    In lieu of any annual incentive compensation under Section 4(b) for the year in which Executive’s employment terminated, a lump sum amount equal to the portion of Executive’s annual target incentive compensation potentially payable in cash to Executive (i.e., excluding the portion payable in PERS or in other non-cash awards) for the year of termination, multiplied by a fraction the numerator of which is the number of days Executive was employed in the year of termination and the denominator of which is the total number of days in the year of termination;”

33.                                 Section 7(f)(viii) of the Agreement is amended to read in its entirety as follows:

“(viii) For a period of three years after such termination (but not after Executive attains age 65 or the date Medicare coverage becomes available to Executive, if later), Executive shall continue to participate in those employee and executive benefit plans and programs under Section 5(b) to the extent such plans and programs provide medical, disability and life insurance benefits (but not other benefits, such as pension and retirement benefits, provided under Section 5(b)) in which Executive was participating immediately prior to termination, the terms of which allow Executive’s continued participation, as if Executive had continued in employment with the Company during such period, and on terms no less favorable than the terms applicable to Executive before the Change in Control; provided, however, that such participation shall terminate, or the benefits under such plans and programs shall be reduced, if and to the extent Executive becomes covered (or is eligible to become covered) by plans of a subsequent employer or other entity to which Executive provides services during such period providing comparable benefits. If the terms of the Company plans and programs referred to in this Section 7(f)(viii) do not allow Executive’s continued participation, Executive shall be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 7(f)(viii) Executive would have received under such plans or programs had Executive continued to be employed during such period, with such payments to be made by the Company to Executive on a monthly basis (it being understood that the Company payments to Executive attributable to these benefits will be equal on an after-tax basis to the monthly premium cost to Executive to purchase such benefits separately, which shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating); provided, however, that Executive must continue to satisfy the conditions set forth in Section 10 in order to continue receiving the benefits provided under this Section 7(f)(viii).  Executive agrees to promptly notify the Company of any employment or other arrangement by which Executive provides services during the benefits-continuation period and of the nature and extent of benefits for which Executive becomes eligible during such period which would reduce or terminate benefits under this Section 7(f)(viii); and the Company shall be entitled to recover from Executive any payments and the fair market value of benefits previously made or provided to Executive hereunder which would not have been paid under this Section 7(f)(viii) if the Company had received adequate prior notice as required by this sentence.”

34.                                 Section 7(g) of the Agreement is amended to read in its entirety as follows:

“(g)  Other Terms Relating to Certain Terminations of Employment; Delayed Payments Under Section 409A.  Whether a termination is deemed to be at or within two years after a Change in Control for purposes of Sections 7(c), (d), (e), or (f) is determined at the date of termination, regardless of whether the Change in Control had occurred at the time a notice of termination was given.  In the event Executive’s employment terminates for any reason set forth in Section 7(b) through (f), Executive will be entitled to the benefit of any terms of plans or agreements applicable to Executive which are more favorable than those specified in this Section 7 (except in the case of annual incentives in lieu of which amounts are paid hereunder).  Amounts payable under this Section 7 following Executive’s termination of employment, other than those expressly payable on a deferred basis, will be paid in the payroll period next following the payroll period in which termination of employment occurs except as otherwise provided in this Section 7. Anything in this Agreement to the contrary notwithstanding, payments to be made under this Agreement upon termination of Executive’s employment which are subject to Section 409A of the Code shall be delayed for six months following such termination of employment if Executive is a Specified Employee as defined in Section 8(g) on the date of his termination of employment.  Any payment due within such six-month period shall be delayed to the end of such six-month period. The Company will adjust the payment to reflect the deferred payment date by multiplying the payment by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which such payment would have been made but for the delay multiplied by a fraction, the numerator of which is the number of days by which such payment was delayed and the denominator of which is 365. The Company will pay the adjusted payment at the beginning of the seventh month following Executive’s termination of employment. Notwithstanding the foregoing, if calculation of the amounts payable by any payment date specified in this Section 7(g) is not administratively practicable due to events beyond the control of Executive (or Executive’s beneficiary or estate) and for reasons that are commercially reasonable, payment will be made as soon as administratively practicable in compliance with Section 409A of the Code and the Regulations thereunder.  In the event of Executive’s death during such six-month period, payment will be made in the payroll period next following the payroll period in which Executive’s death occurs.”

35.                                 Section 8(c)(i) of the Agreement is amended to read in its entirety as follows:

“(i) The unpaid portion of annual base salary at the rate payable, in accordance with Section 4(a) hereof, at the date of Executive’s termination of employment, pro rated through such date of termination, payable in a lump sum at the time specified in Section 6(d) or Section 7(g), as the case may be;”

36.                                 Section 8(c)(iii) of the Agreement is amended to read in its entirety as follows:

“(iii)   Reasonable business expenses and disbursements incurred by Executive prior to Executive’s termination of employment, to be reimbursed to Executive, as authorized under Section 5(f), in accordance the Company’s reimbursement policies as in effect at the date of such termination, payable in a lump sum at the time specified in Section 6(d) or Section 7(g), as the case may be.”

37.                                 The following new subsection (g) is added to the end of Section 8 of the Agreement:

“(g)                     “Specified Employee”    For purposes of this Agreement, a “Specified Employee” shall mean an employee of the Company who satisfies the requirements for being designated a “key employee” under Section

416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code at any time during a calendar year, in which case such employee shall be considered a Specified Employee for the twelve-month period beginning on the first day of the fourth month immediately following the end of such calendar year. Notwithstanding the foregoing, all employees who are nonresident aliens during an entire calendar year are excluded for purposes of determining which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for such calendar year. The term “nonresident alien” as used herein shall have the meaning set forth in Regulations Section 1.409A-1(j).  In the event of any corporate spinoff or merger, the determination of which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for any calendar year shall be determined in accordance with Regulations Section 1.409A-1(i)(2).”

38.                                 Section 9(b)(iii) of the Agreement is amended to read in its entirety as follows:

“(iii)  The payments provided for in this Section 9(b) shall be made on the fifteenth day following the date of Executive’s termination of employment; provided, however, that if the amount of such payments cannot be finally determined on or before such day, the Company shall pay to Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as administratively practicable in compliance with Section 409A of the Code and the Regulations thereunder but in no event later than the thirtieth day after the date of Executive’s termination of employment subject, however, to any delay in the payment date as a result of Section 7(g) of this Agreement (relating to the six-month delay in payment of certain benefits to Specified Employees as required by Section 409A of the Code).  In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to Executive, payable on the fifteenth day after the demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).”

39.                                 The following new provisions are added to the end of Section 11(a) of the Agreement:

“Anything in this Agreement to the contrary notwithstanding, the terms of this Agreement shall be interpreted and applied in a manner consistent with the requirements of Section 409A of the Code and the Regulations thereunder and the Company shall have no right to accelerate or make any payment under this Agreement except to the extent permitted under Section 409A of the Code.  The Company shall have no obligation, however, to reimburse Executive for any tax penalty or interest payable or provide a gross-up payment in connection with any tax liability of Executive under Section 409A of the Code except that this provision shall not apply in the event of the Company’s negligence or willful disregard in interpreting the application of Section 409A of the Code to this Agreement which negligence or willful disregard causes Executive to become subject to a tax penalty or interest payable under Section 409A of the Code nor shall this provision be interpreted to limit any gross-up payable to Executive under Section 9(b) of this Agreement.”

40.                                 The last sentence of Section 11(b) of the Agreement is amended to read as follows:

“Any such payment or reimbursement shall be made in a lump sum in the month next following the month in which such costs and expenses are incurred subject to Executive’s submission of receipts for such expenses.”

41.                                 The second to last sentence in Section 11(c) of the Agreement is amended to read as follows:

“Subject to Section 11(b) of this Agreement, the Company shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this Section 11 and shall pay such costs and expenses in the tax year in which incurred.”

42.                                 The following new clause is added to the end of Section 11(d) of the Agreement before the period:

“except as otherwise provided in Sections 5(g) and 7(g) of this Agreement (concerning interest payable with respect to delayed payments under Section 409A of the Code).”

IN WITNESS WHEREOF, Executive has hereunto set his hand and the Company has caused this instrument to be duly executed as of the 17th day of October, 2006.

IMS HEALTH INCORPORATED

By:	/s/ Robert H. Steinfeld
Name: Robert H. Steinfeld
Title: Senior Vice President, General Counsel and Corporate Secretary

/s/ David R. Carlucci
David R. Carlucci